UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15063 (Commission File Number)	33-0618093 (I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2008, Craig T. Davenport resigned as the Company’s Chief Executive Officer and President and also resigned as Chairman of the Company’s Board of Directors, effective on that date.
On October 2, 2008, the Company’s Board of Directors appointed Terrence A. Noonan, 71, as interim Chief Executive Officer and interim President, effective on that date. Mr. Noonan has served as a member of our Board of Directors since September 2003 and served as Lead Independent Director prior to his appointment as interim Chief Executive Officer and interim President. From 1991 to 1999, Mr. Noonan was President and Chief Operating Officer of Furon Company, a New York Stock Exchange-listed manufacturer of industrial and medical polymer components. Mr. Noonan served as an Executive Vice President of Furon from 1989 to 1991 and as a Vice President of Furon from 1987 to 1989. Prior to joining Furon in 1987, Mr. Noonan served as a Group Vice President of Eaton Corporation, a diversified global manufacturer of transportation and electrical products. From 1999 to the present, Mr. Noonan has been serving as a board member to several companies. Mr. Noonan received a B.S. from Miami University and an E.M.B.A. from Case Western Reserve University.
As compensation for Mr. Noonan’s service as interim Chief Executive Officer and interim President, the Company has agreed to pay Mr. Noonan a retainer of $25,000 per month. In addition, Mr. Noonan was granted 50,000 stock options on October 2, 2008, with an exercise price equal to the closing price of our common stock on that date. These options vest in equal monthly installments over the first five months of Mr. Noonan’s service, with vesting accelerated upon the Company’s hiring of a new Chief Executive Officer. The foregoing description of the agreement with Mr. Noonan is qualified in its entirety by the terms of his offer letter. A copy of the offer letter is attached as Exhibit 10.1 and incorporated by reference herein.
On October 6, 2008 the Company issued a press release regarding these matters, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
10.1	Offer Letter, dated October 2, 2008, between the Company and Mr. Noonan

99.1	Press release, dated October 6, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
October 6, 2008	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter of Offer of Employment

99.1	Press release, dated October 6, 2008